SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     November 12, 1998
                                                      -----------------

                          PLAYERS INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)

    Nevada                         0-14897                      95-41745832

(State or other                (Commission File               (I.R.S. Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)

       1300 Atlantic Avenue, Suite 800
          Atlantic City, New Jersey                 08402

 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:    (609) 449-7777

                                (Not applicable)

         (Former name or former address, if changed since last report)

Item 5.  Other Events

     On November 12, 1998, the Registrant released a press release, attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

     Exhibit No.         Exhibit Description
     -----------         -------------------

     99.1 Press release dated November 12, 1998 regarding the Registrant's Board's rejection of $6.00 per share merger proposal by Hollywood Park, Inc.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PLAYERS INTERNATIONAL, INC.
                                        (Registrant)



                                        By /s/ Peter J. Aranow
                                           --------------------------------
                                           Peter J. Aranow
                                           Executive Vice President Finance,
                                           Chief Financial Officer and Secretary

Dated: November 12, 1998





                                      -3-